Exhibit 3.17

CERTIFICATE OF FORMATION

OF

SERVICE ZONE HOLDINGS, LLC

1. The name of the limited liability company is Service Zone Holdings, LLC.

2. The address of its initial registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its initial registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Service Zone Holdings, LLC this 21 day of October 2009.

SITEL OPERATING CORPORATION

By	/s/ Craig Jantzi
Name:	Craig Jantzi
Title:	Treasurer

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO A

LIMITED LIABILITY COMPANY PURSUANT TO

SECTION l8-214 OF THE LIMITED LIABILITY ACT

1.	The jurisdiction where the Corporation first formed is Florida.

2.	The jurisdiction immediately prior to filing this Certificate is Florida.

3.	The date the Corporation first formed is February 15, 2002.

4.	The name of the Corporation immediately prior to filing this Certificate is Service Zone Holdings, Inc.

5.	The name of the Limited Liability Company as set forth in the Certificate of Formation is Service Zone Holdings LLC.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 30 day of September, A.D. 2009.

By	/s/ David E. Garner
David E. Garner
President & Chief Executive Officer

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO A

LIMITED LIABILITY COMPANY PURSUANT TO

SECTION 18-214 OF THE LIMITED LIABILITY ACT

1.	The jurisdiction where the Corporation first formed is Florida.

2.	The jurisdiction immediately prior to filing this Certificate is Florida.

3.	The date the Corporation first formed is February 15, 2002.

4.	The name of the Corporation immediately prior to filing this Certificate is Service Zone Holdings, Inc.

5.	The name of the Limited Liability Company as set forth in the Certificate of Formation is Service Zone Holdings, LLC.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 21 day of October A.D. 2009.

By	/s/ Craig Jantzi
Craig Jantzi
Treasurer

State of Delaware

Certificate of Correction

of a Limited Liability Company

to be filed pursuant to Section 18-211(a)

1.	The name of the Limited Liability Company is: SERVICE ZONE HOLDINGS, LLC.

2.	That a Certificate of CONVERSION was filed by the Secretary of State of Delaware on OCTOBER 21, 2009, and that said Certificate requires correction as permitted by Section 18-211 of the Limited Liability Company Act.

3.	The inaccuracy or defect of said Certificate is: (must give specific reason)

Paragraph 6 of the Certificate of Conversion setting forth the effective date of the conversion was omitted.

4.	The Certificate is hereby corrected to read as follows:

Paragraph 6 should be added to the Certificate of Conversion to read in its entirety as follows

6. The effective date of the conversion to a limited liability company is October 23, 2009.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 22nd day of OCTOBER, A.D. 2009.

By	/s/ Craig Jantzi
Authorized Person

Name:	Craig Jantzi, Treasurer
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State of Delaware

Certificate of Correction

of a Limited Liability Company

to be filed pursuant to Section 18-211(a)

1.	The name of the Limited Liability Company is: SERVICE ZONE HOLDINGS, LLC.

2.	That a Certificate of FORMATION was filed by the Secretary of State of Delaware on OCTOBER 21, 2009, and that said Certificate requires correction as permitted by Section 18-211 of the Limited Liability Company Act.

3.	The inaccuracy or defect of said Certificate is: (must give specific reason)

Paragraph 3 of the Certificate of Formation setting forth the effective date of the formation was omitted.

4.	The Certificate is hereby corrected to read as follows:

Paragraph 3 should be added to the Certificate of Formation to read in its entirety as follows:

3. The effective date of the formation of the limited liability company is October 23, 2009.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 27TH day of OCTOBER, A.D. 2009.

By	/s/ Craig Jantzi
Authorized Person

Name:	CRAIG JANTZI, TREASURER
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